UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 15, 2010

MIMVI, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-153826	26-0685980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 Spear Street, Suite 1410
San Francisco, CA  94105
(Address of principal executive offices, including zip code)

(510) 552-2811
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.06 – Change in Shell Company Status

On January 15, 2010, the Company completed a transaction that had the effect of causing it to cease being a shell company, as that term is defined in Rule 12b-2 under the Exchange Act.  The Company changed its business direction and began conducting operations as a technology company that develops advanced algorithms and technology for personalized search, recommendation and discovery services to the consumer and enterprise.  The terms of the transaction can be found in the Company’s Current Report on Form 8K/A filed on March 5, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMVI, INC.

Date: August 20, 2010	/s/ Kasian Franks
Kasian Franks
Chief Executive Officer